UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 16, 2007

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GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

(Exact name of registrant as specified in its charter)

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Colorado	0-27637	47-0811483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23760 Oakfield Road, Hidden Hills, California 91302

(Address of principal executive offices) (Zip Code)

818-884-2777

(Registrant’s telephone number, including area code)

703 Waterford Way, Suite 690, Miami, Florida 33126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Lilian Nieman has resigned effective March 16, 2007 as a director from Global Entertainment Holdings/Equities, Inc.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

17

Letter of Resignation dated March 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 19, 2007

GLOBAL ENTERTAINMENT EQUITIES/ HOLDINGS, INC.

By:	/s/ JACOB DADON
Chief Executive Officer